UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2006
NS GROUP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)
Registrant’s telephone number, including area code: (859) 292-6809
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2

Item 9.01 Financial Statements and Exhibits
     On July 24, 2006, NS Group, Inc. (Company) filed a current report on Form 8-K to report the Company’s acquisition of substantially all of the assets of Fishing Tools Specialty, L.P., a Texas limited partnership (FTS). This amendment to Form 8-K contains certain required financial information associated with this acquisition.
(a) Financial Statements of Business Acquired
     The audited consolidated balance sheet of FTS as of December 31, 2005 and the related audited consolidated statements of income and cash flows of FTS for the year ended December 31, 2005, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.
     The unaudited consolidated balance sheet of FTS as of June 30, 2006 and the related unaudited consolidated statements of income and cash flows for the six months ended June 30, 2006 and 2005, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.
(b) Pro Forma Financial Information
     The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2006, the related unaudited pro forma consolidated statement of income for the year ended December 31, 2005 and the unaudited pro forma consolidated statement of income of the Company for the six months ended June 30, 2006, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.
(c) Exhibits

Exhibit	Description
23.1	Consent of Independent Auditors, filed herewith.

99.1	Audited consolidated balance sheet of FTS as of December 31, 2005 and the related audited consolidated statements of income and cash flows of FTS for the year ended December 31, 2005, filed herewith.

Unaudited consolidated balance sheet of FTS as of June 30, 2006 and the related unaudited consolidated statements of income and cash flows for the six months ended June 30, 2006 and 2005, filed herewith.

99.2	Unaudited pro forma consolidated balance sheet of the Company as of June 30, 2006, the related unaudited pro forma consolidated statement of income for the year ended December 31, 2005 and the unaudited pro forma consolidated statement of income of the Company for the six months ended June 30, 2006, filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

October 3, 2006	By: /s/ Thomas J. Depenbrock Thomas J. Depenbrock
Vice President-Finance, Treasurer and
Chief Financial Officer

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